UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 27, 2006

Education Realty Trust, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	001-32417	20-1352180
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

530 Oak Court Drive, Suite 300, Memphis, Tennessee		38117
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	901-259-2500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On January 27, 2006, Education Realty Trust, Inc. (NYSE: EDR) issued a press release announcing the final characterizations of its 2005 dividend distributions for income tax reporting purposes. The press release issued by the company is attached as an exhibit to this report and the information regarding the characterizations of the distributions included in the press release is incorporated herein by reference. The information included in the press release is unaudited.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press Release dated January 27, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Education Realty Trust, Inc.

February 2, 2006	By:	Paul O. Bower

Name: Paul O. Bower
Title: Chairman, Chief Executive Officer and President

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated January 27, 2006